JPMorgan China Region Fund, Inc.

J.P.Morgan Asset Management

Benchmark[A]

80 % MSCI Golden Dragon Index (Net)
20 % CSI 300 Index (Net)

Investment objective

Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau.

Fund statistics

Fund manager	**Emerson Yip**
Listed	New York Stock Exchange
Net Assets (as at 31/10/15)	USD 121.23m
Launch date	16th July 1992
Dividends (Ex-dividend date)	USD 0.2370 (9 December 2015)
Actual Leverage[B]	**3.6%**

Market capitalization breakdown (as at 31/10/15)

(Large Cap > USD 2bn, Mid Cap USD 500m - USD 2bn, Small Cap < USD 500m)



100
80
60
40
20
0
90.9
96.5
8.5
3.5
0.6
0.0
Fund Bmark
Fund Bmark
Fund Bmark
Large Cap
117 Stocks
Mid Cap
24 Stocks
Small Cap
2 Stocks

Total number of stocks in the Fund's portfolio: 143

Performance data (as at 31/10/15)



400
350
300
250
200
150
100
50
0
10/95
10/97
10/99
10/01
10/03
10/05
10/07
10/09
10/11
10/13
10/15
Share price
Net asset value
Benchmark^

Cumulative performance (as at 31/10/15)

%	1 mth	3 mths	2015 YTD	1 year	3 year	5 year	10 years
Share price	**11.1**	**-6.5**	**-5.9**	**1.6**	**26.7**	**8.7**	**150.0**
Net asset value	**9.0**	**-7.0**	**-3.0**	**6.2**	**31.4**	**14.4**	**130.9**
Benchmark[A]	8.6	-6.5	-2.7	4.7	28.1	20.0	135.4

Rolling 12 month performance (as at 31/10/15)

%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
Share price	**1.6**	**5.7**	**18.1**	**5.9**	**-19.0**
Net asset value	**6.2**	**5.2**	**17.7**	**4.0**	**-16.3**
Benchmark[A]	4.7	8.5	12.8	4.9	-10.7

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Top 10 holdings (as at 31/10/15)

Holding	**Fund %**	**Benchmark[A] weight**
Tencent Holdings	5.8	4.7
Taiwan Semiconductor Manufacturing	4.9	5.0
China Construction Bank*	4.3	3.1
Ping An Insurance*	3.8	2.2
AIA Group	3.7	3.4
China Merchants Bank*	2.9	1.2
China Vanke Co*	1.9	0.4
China Petroleum & Chemical	1.7	1.0
China Telecom	1.6	0.4
CK Hutchison Holdings	1.6	1.8
Sub-Total	32.2	23.2

* Denotes China A-share holding

Sector (as at 31/10/15)



Fund %
Active %
34.6% Financials -5.2%
20.7% Information Technology 1.6%
9.8% Industrials -0.3%
9.6% Consumer Discretionary 2.9%
4.0% Telecommunication Services -1.8%
3.9% Health Care 1.9%
3.6% Utilities -1.5%
2.6% Energy -1.4%
2.1% Consumer Staples -1.3%
1.3% Materials -2.7%
7.8% Liquidity 7.8%
100.0% Total

[A] On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund's benchmark was changed to a net, rather than gross, basis.

Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13.

[B] Actual leverage represents the excess amount above shareholders' funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders' funds. If the amount calculated is negative, this represents a net cash position.

Fund information

Share price	USD 15.91
NAV per share	USD 18.80
Discount (-) / Premium	
Current	-15.4%
Shares in issue	6,447,637

Fund code

Bloomberg	JFC US
ISIN	US46614T1079
Sedol	2471392

Portfolio

(as at 31/10/15)

Fund %		Active %
19.7%	Hong Kong	1.2%
18.9%	China - 'A' Shares	-1.1%
18.5%	China - Hong Kong 'H'	-3.0%
13.9%	Taiwan	-7.0%
11.5%	China - Hong Kong 'P Chip'	2.5%
7.7%	China - Hong Kong 'Red Chip'	-2.3%
1.3%	China - Others	1.3%
0.4%	China - 'B' Shares	0.3%
0.3%	China - Singapore Listed	0.3%
7.8%	Net Liquidity	7.8%
100.0%	Total	

Portfolio review

(as at 31/10/15)

Greater China equities staged a relief rally alongside global equities, as the China stock market stabilized and global central banks provided supportive commentary on monetary policy. The MSCI China Index surged as the government cut purchase taxes on cars with smaller engines and lowered the required down payment ratios for property upgraders. China also cut required reserve ratios for banks and interest rates later in the month, while liberalizing deposit rates.The MSCI Hong Kong Index rallied, partially as a result of resilient earnings results and better-than-feared Golden Week data from Macau casinos. The MSCI Taiwan Index rose less, as gains were tempered by continuing worries about the strength of demand for Apple's new phones and the ruling Kuomintang was forced to change presidential candidates 3 months ahead of elections to narrow heavy projected losses.

Market outlook

(as at 31/10/15)

China's newest 5 year plan contained few surprises and we continue to expect a stagnant industrial economy paired with a resilient consumer economy, with the latter receiving policy support given its lower levels of leverage. The earnings reporting season is underway and we have thus far seen few surprises. Our core strategies (healthcare, consumer services including internet and environmental protection) remain unchanged. We have shifted some consumer exposure from Taiwan technology stocks to China emerging consumer stocks.

Further information

Investment Adviser: JF International Management Inc.

Website: www.jpmchinaregionfund.com

Administration: Lucy Dina +44 (0)20 7742 3735

Full portfolio holdings

(as at 31/10/15)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Financials	**47,214,538**	**34.6**
CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1	5,813,342	4.3
PING AN INSURANCE GROUP CO OF CHINA LTD COMMON	5,232,227	3.8
AIA GROUP LTD COMMON STOCK HKD 0	5,098,568	3.7
CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1	2,692,556	2.0
CHINA VANKE CO LTD COMMON STOCK HKD 1	2,230,455	1.6
CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD	1,902,079	1.4
FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	1,855,484	1.4
HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK	1,681,654	1.2
E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	1,524,105	1.1
BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0	1,421,600	1.1
HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1	1,318,005	1.0
PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1	1,274,301	0.9
CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1	1,265,760	0.9
INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1	1,239,487	0.9
SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0	1,166,271	0.9
CHINA CITIC BANK CORP LTD COMMON STOCK HKD 1	1,101,971	0.8
HANG SENG BANK LTD COMMON STOCK HKD 0	921,769	0.7
NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0	867,490	0.6
CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON	854,115	0.6
CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1	767,235	0.6
DAH SING BANKING GROUP LTD COMMON STOCK HKD 0	705,944	0.5
BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1	703,400	0.5
SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON	686,992	0.5
YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0	589,296	0.4
PING AN BANK CO LTD COMMON STOCK CNY 1	566,790	0.4
WHEELOCK & CO LTD COMMON STOCK HKD 0	561,247	0.4
HAITONG SECURITIES CO LTD COMMON STOCK CNY 1	497,994	0.4
CHAMPION REIT REIT HKD 0	456,780	0.3
CITIC SECURITIES CO LTD COMMON STOCK CNY 1	441,464	0.3
CHINA VANKE CO LTD COMMON STOCK CNY 1	407,882	0.3
GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5	389,550	0.3
HSBC HOLDINGS PLC COMMON STOCK GBP 0.5	363,193	0.3
POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1	359,497	0.3
CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK	256,035	0.2
Information Technology	**28,165,181**	**20.7**
TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002	7,845,803	5.8
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON	6,656,315	4.9
ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON	1,764,977	1.3
LARGAN PRECISION CO LTD COMMON STOCK TWD 10	1,483,666	1.1
AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD	1,459,577	1.1
DELTA ELECTRONICS INC COMMON STOCK TWD 10	1,457,329	1.1
CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10	1,380,011	1.0
WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK	951,140	0.7
SILICON MOTION TECHNOLOGY CORP ADR USD 0.01	737,687	0.5
CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10	597,446	0.4
ZHEJIANG DAHUA TECHNOLOGY CO LTD COMMON STOCK CNY	550,915	0.4
PCHOME ONLINE INC COMMON STOCK TWD 10	534,455	0.4
HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD	525,576	0.4
AISINO CORP COMMON STOCK CNY 1	389,244	0.3
VTECH HOLDINGS LTD COMMON STOCK HKD 0.05	296,398	0.2
GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON	284,488	0.2
WONDERS INFORMATION CO LTD COMMON STOCK CNY 1	247,755	0.2
EAST MONEY INFORMATION CO LTD COMMON STOCK CNY 1	228,309	0.2
BEIJING TENSYN DIGITAL MARKETING TECHNOLOGY JSC	217,871	0.2
UNIVERSAL SCIENTIFIC INDUSTRIAL SHANGHAI CO LTD	215,419	0.1
BEIJING EGOVA CO LTD COMMON STOCK CNY 1	185,133	0.1
SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1	155,668	0.1

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Industrials	**13,295,872**	**9.8**
CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1	2,164,187	1.6
CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK	1,496,594	1.1
CAR INC COMMON STOCK HKD 0.00001	1,233,613	0.9
CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON	1,004,407	0.7
SPRING AIRLINES CO LTD COMMON STOCK CNY 1	979,399	0.7
CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD	875,797	0.7
SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0	715,945	0.5
ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD	640,557	0.5
HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD	493,038	0.4
SHANGHAI INTERNATIONAL AIRPORT CO LTD COMMON STOCK	442,477	0.3
CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK	436,973	0.3
CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD	434,351	0.3
CHINA STATE CONSTRUCTION ENGINEERING CORP LTD	371,568	0.3
ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1	345,585	0.3
BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK	313,638	0.2
AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1	307,194	0.2
JSTI GROUP COMMON STOCK CNY 1	299,805	0.2
DAQIN RAILWAY CO LTD COMMON STOCK CNY 1	205,188	0.2
DONGJIANG ENVIRONMENTAL CO LTD COMMON STOCK CNY 1	154,756	0.1
XIAMEN C & D INC COMMON STOCK CNY 1	149,719	0.1
HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1	131,282	0.1
CRRC CORP LTD COMMON STOCK CNY 1	99,801	0.1
Consumer Discretionary	**13,060,208**	**9.6**
SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01	787,938	0.6
IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001	780,043	0.6
TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0	746,984	0.5
CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK	705,711	0.5
WYNN MACAU LTD COMMON STOCK HKD 0.001	674,962	0.5
VIPSHOP HOLDINGS LTD ADR USD 0.0001	615,600	0.5
REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON	602,044	0.4
STELLA INTERNATIONAL HOLDINGS LTD COMMON STOCK HKD	601,339	0.4
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD	550,199	0.4
PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD	530,369	0.4
NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1	493,557	0.4
HEILAN HOME CO LTD COMMON STOCK CNY 1	489,157	0.4
MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4	483,951	0.4
XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1	449,245	0.3
CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1	433,460	0.3
LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK	429,946	0.3
MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01	419,702	0.3
CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON	419,126	0.3
CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON	354,202	0.3
HUBEI XINYANGFENG FERTILIZER CO LTD COMMON STOCK	318,316	0.2
MIDEA GROUP CO LTD COMMON STOCK CNY 1	312,577	0.2
SUOFEIYA HOME COLLECTION CO LTD COMMON STOCK CNY 1	310,682	0.2
MINTH GROUP LTD COMMON STOCK HKD 0.1	290,816	0.2
ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1	280,092	0.2
SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1	219,288	0.2
CHINA INTERNATIONAL TRAVEL SERVICE CORP LTD COMMON	211,219	0.2
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK CNY	174,272	0.1
HUAYU AUTOMOTIVE SYSTEMS CO LTD COMMON STOCK CNY 1	161,373	0.1
SAIC MOTOR CORP LTD COMMON STOCK CNY 1	131,854	0.1
SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON	80,530	0.1
JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10	1,654	0.0
Liquidity	**10,633,488**	**7.8**
Net Liquidity	10,633,488	7.8

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Telecommunication Services	**5,496,306**	**4.0**
CHINA TELECOM CORP LTD COMMON STOCK HKD 1	2,170,849	1.6
CHINA MOBILE LTD COMMON STOCK HKD 0	2,131,241	1.5
HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005	425,509	0.3
CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON	379,307	0.3
CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON	228,093	0.2
HKBN LTD COMMON STOCK HKD 0.0001	161,306	0.1
Health Care	**5,311,638**	**3.9**
SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025	1,690,305	1.2
CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0	1,042,479	0.8
PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD	1,037,320	0.8
JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1	666,235	0.5
IKANG HEALTHCARE GROUP INC ADR USD 0.01	541,533	0.4
AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1	185,321	0.1
CACHET PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	148,445	0.1
Utilities	**4,923,170**	**3.6**
CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1	1,217,544	0.9
BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK	1,181,999	0.9
CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK	1,041,736	0.8
CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON	474,757	0.3
SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0	379,985	0.3
CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1	349,353	0.2
GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1	277,795	0.2
Energy	**3,558,396**	**2.6**
CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1	2,352,588	1.7
CNOOC LTD COMMON STOCK HKD 0	1,047,204	0.8
CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1	158,603	0.1
Consumer Staples	**2,857,220**	**2.1**
PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10	971,429	0.7
INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON	737,579	0.5
KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0	551,111	0.4
YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1	375,255	0.3
HEBEI HENGSHUI LAOBAIGAN LIQUOR CO LTD COMMON	221,847	0.2
Materials	**1,717,168**	**1.3**
ANGANG STEEL CO LTD COMMON STOCK HKD 1	397,131	0.3
BBMG CORP COMMON STOCK HKD 1	388,164	0.3
ANHUI CONCH CEMENT CO LTD COMMON STOCK CNY 1	365,461	0.3
JIANGSU KANGDE XIN COMPOSITE MATERIAL CO LTD	251,803	0.2
SICHUAN TIANQI LITHIUM INDUSTRIES INC COMMON STOCK	167,462	0.1
BOAI NKY PHARMACEUTICALS LTD COMMON STOCK CNY 1	147,147	0.1
Grand Total	**136,233,184**	**100.0**

Source: J.P. Morgan, Reuters, Bloomberg
Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the "MSCI Parties") makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
All equity indices stated as 'Net' are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise.
This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund's shares should contact JPM New York and not other brokers who may be listed in this report.
This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or on behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund's net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.